                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------

Date of Report (Date of earliest event reported):

November 11, 2002

--------------------------------------------------------------------------------

                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                    ---------
                            (Commission File Number)

                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

ITEM 5. OTHER EVENTS.

On November 11, 2002, Digex's announced that its Board of Directors has formed a Special Committee to explore strategic alternatives, including a possible sale of the company. The Committee, which is comprised of the independent directors, has retained Lane, Berry & Co. International as its investment bank.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibit is filed herewith:

         Exhibit 99.1 Press Release dated November 11, 2002: "Digex Announces Exploration of Strategic Alternatives"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 13, 2002


                               DIGEX, INCORPORATED
                                  (Registrant)

                               /s/ T. SCOTT ZIMMERMAN
                               ----------------------
                                 T. Scott Zimmerman
                               Chief Financial Officer